UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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[ ]      Preliminary Information Statement

[ ]      Confidential, for Use of the Commission Only (as [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X]      Definitive Information Statement

A.G. VOLNEY CENTER, INC.
(Name of Registrant As Specified in Charter)

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A.G. VOLNEY CENTER, INC.
124 Lincoln Avenue South
Liverpool, NY 13088
Telephone (315) 703-9012

Dear Stockholders:

We are writing to advise you that A.G. Volney Center, Inc. (“A.G. Volney” or “Corporation”) intends to amend its Certificate of Incorporation (the “Amendment”) increasing the number of authorized shares of common stock from 25,000,000 shares to 100,000,000 shares, par value $0.001 per share; and authorizing 10,000,000 shares of preferred stock, par value $0.001 per share. This action was approved on May 16, 2008 by our Board of Directors. In addition, a majority of our issued and outstanding voting securities have approved this action by written consent in lieu of a special meeting in accordance with the relevant sections of the Delaware General Corporation Law. These actions will not be effective until after we file the Amendment with the Delaware Secretary of State. We intend to effect the Amendment on or about June 9, 2008, which is 20 days after the date this information statement is first mailed to our stockholders.

The increase in the authorized common stock and the authorization of preferred stock of A.G. Volney is not intended to change the proportionate equity interest of our stockholders in relation to the authorized common stock of A.G. Volney. As described hereafter, it is hoped that these actions will result in a broader based market and promote greater liquidity for A.G. Volney’s stockholders. Since there is no proportionate increase between the outstanding and authorized shares of common stock as a result of this Amendment, this action is not designed to permit or facilitate any transaction involving the common stock of A.G. Volney.

WE ARE NOT ASKING YOU FOR A PROXY
AND
YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying information statement is furnished only to inform our stockholders of the actions described above before they take place in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. This information statement is first mailed to you on or about May 16, 2008.

Please feel free to call us at (315) 703-9012 should you have any questions on the enclosed Information Statement. We thank you for your continued interest in A.G. Volney Center, Inc.

For the Board of Directors
of A.G. VOLNEY CENTER, INC.

By: /s/ David F. Stever
-------------------------------------
David F. Stever, CEO

A.G. VOLNEY CENTER, INC.
124 Lincoln Avenue South
Liverpool, NY 13088
Telephone (315) 703-9012

INFORMATION STATEMENT REGARDING
ACTION TO BE TAKEN BY WRITTEN CONSENT OF
MAJORITY STOCKHOLDERS
IN LIEU OF A SPECIAL MEETING

WE ARE NOT ASKING YOU FOR A PROXY,
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

GENERAL

This Information Statement is being furnished to the stockholders of A.G. Volney Center, Inc. in connection with the adoption of a Certificate of Amendment to our Certificate of Incorporation by written consent of our Board of Directors and the holders of a majority of our issued and outstanding voting securities in lieu of a special meeting. On May 16, 2008 our Board of Directors approved an amendment to our Certificate of Incorporation increasing the number of authorized shares of common stock from 25,000,000 shares to 100,000,000 shares, par value $0.001 per share; and authorizing 10,000,000 shares of preferred stock, par value $0.001 per share.  (the “Amendment”). These actions were approved on May 16, 2008 by the written consent of the holders of a majority of our issued and outstanding common stock and will become effective June 9, 2008 in accordance with the relevant sections of the Delaware General Corporation Law. The full text of the Amendment is attached to this information statement as Exhibit A.

The elimination of the need for a meeting of stockholders to approve this action is made possible by Section 228 of the Delaware General Corporation Law which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holder of a majority in interest of our voting securities.

Pursuant to Section 228 of the Delaware General Corporation Law, we are required to provide prompt notice of the taking of the corporate action without a meeting of stockholders to all stockholders who did not consent in writing to such action. This Information Statement serves as this notice. This Information Statement is first being mailed on or about May 16, 2008 to stockholders of record, and is being delivered to inform you of the corporate actions described herein before they take effect in accordance with Rule 14c-2 of the Securities Exchange Act of 1934. No dissenter’s rights are afforded to our stockholders under Delaware law as a result of the adoption of the Amendment.

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

OUR PRINCIPAL STOCKHOLDERS

Our voting securities are comprised of our common stock. The holders of our shares of common stock are entitled to one vote for each outstanding share on all matters submitted to our stockholders. The following table contains information regarding record ownership of our common stock as of May 16, 2008 held by:

*  persons who own beneficially more than 5% of our outstanding voting securities,

*  our directors,

*  named executive officers, and

*  all of our directors and officers as a group.

A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from May 16, 2008, upon exercise of options, warrants or convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised. Unless otherwise indicated, the address of each of the listed beneficial owners identified is c/o the Corporation, 124 Lincoln Avenue South, Liverpool, NY 13088.

Name of	Amount and Nature of	Percentage
Beneficial Owner	Beneficial Ownership	of Class (1)

David F. Stever (2)	400,000	2.3%

Samantha M. Ford (3)	400,000	2.3%

John J. Connelly (4)	400,000	2.3%

Carl E. Worboys (5)	6,000,000	34.62%

Joseph C. Passalaqua (6)	6,000,000	34.62%

All Directors and Officers as a group (3 persons) (7)	1,200,000	6.9%

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#
Pursuant to the rules of the Commission, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table.

*           None of the persons listed above have the right to acquire beneficial ownership within sixty days.

(1)	Based on 17,330,000 shares of common stock issued and outstanding as of May 16, 2008

(2)           The address for David F. Stever is 124 Lincoln Avenue South, Liverpool, NY 13088.

(3)	The address for Samantha M. Ford is 410 Balsam Street, Liverpool, NY 13088.

(4)	The address for John J. Connelly is 136 NE 19th Court, Ft. Lauderdale, FL 33305.

(5)           The address for Carl E. Worboys is 118 Chatham Rd., Syracuse, NY 13203.

(6)           The address for Joseph C. Passalaqua is 106 Glenwood Drive South, Liverpool, NY 13090

(7)           See Footnotes 2, 3 and 4.

PROPOSAL 1

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION
TO INCREASE THE NUMBER OF OUR AUTHORIZED
SHARES OF COMMON STOCK AND AUTHORIZED SHARES OF PREFERRED STOCK

We currently have authorized 25,000,000 shares of common stock and as of April 30 2008, we had 17,330,000 shares of common stock issued and outstanding. Pursuant to the Amendment, we will increase the number of authorized shares of common stock to 100,000,000 shares, par value $0.001 per share, and we will authorize 10,000,000 shares of preferred stock, par value $0.001 per share.   There are currently no shares of preferred stock issued and outstanding.

PURPOSE AND EFFECT OF AMENDMENT.

As a result of the increase in the number of authorized shares of our common stock and the authorization of preferred stock, we will have additional shares of unissued common and preferred stock available in the event the Board of Directors determines that it is necessary or appropriate to permit future stock dividends, which will occur contemporaneously as herein described, to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners and to provide equity incentives to employees and officers or for other valid corporate purposes. Our Board of Directors believe that increasing the number of authorized shares of common stock and the authorization of preferred stock available for issuance or reservation will provide us with the flexibility to issue shares of common and preferred stock without the expense and delay of a special stockholders’ meeting. Our business model provides that in the future we may issue shares of our common and preferred stock in acquisitions, for capital raising purposes, in connection with equity compensation plans or for other valid corporate purposes. However, we currently have no plans or existing or proposed agreements or understandings to issue, or reserve for future issuance, any shares of our common or preferred stock, including as part of a capital raising transaction or otherwise.

The increase in authorized common stock and the authorization of preferred stock will not have any immediate effect on the rights of existing stockholders. However, the Board will have the authority to issue authorized common and preferred stock without requiring future stockholder approval of such issuances, except as may be required by our Certificate of Incorporation or applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing stockholders. In addition, the issuance of additional shares of common and preferred stock could have the effect of making it more difficult for a third party to acquire a majority of our outstanding voting stock and any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock.

While the Amendment may have anti-takeover ramifications, rendering it more difficult or discouraging an attempt to obtain control of our company by means of tender offer, proxy contest, merger or otherwise, the Board of Directors believes that the financial flexibility offered by the proposed amendment outweighs any disadvantages. To the extent that the Amendment may have anti-takeover effects, it may encourage persons seeking to acquire the Company to negotiate directly with our Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the stockholders’ interest. The Board of Directors is not currently aware of any attempt to take over or acquire the Company. While it may be deemed to have potential anti-takeover effects, the increase in the authorized common stock and the authorization of preferred stock is not prompted by any specific effort or takeover threat currently perceived by management.

MANNER OF EFFECTING THE AMENDMENT.

The increase in the number of authorized shares of our common stock and the authorization of preferred stock will be effected by the filing of the Amendment with the Secretary of State of the State of Delaware. The Amendment will become effective on June 9, 2008, which is about 20 days after this Information Statement will be first mailed to our stockholders. We anticipate that the Amendment will be filed on or about May 16, 2008.

NO DISSENTER’S RIGHTS.

Under Delaware law stockholders are not entitled to dissenter’s rights of appraisal with respect to the Amendment.

WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

We are required to file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C., and at its offices in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for more information on the operation of the public reference rooms. Copies of our SEC filings are also available to the public from the SEC’s web site at www.sec.gov.

A.G. VOLNEY CENTER, INC.

By: /s/ David F. Stever
David F. Stever, CEO

EXHIBIT A

CERTIFICATE OF AMENDMENT

STATE of DELAWARE
CERTIFICATE of AMENDMENT of
CERTIFICATE of INCORPORATION
of A.G. VOLNEY CENTER, INC.

A.G. VOLNEY CENTER, INC. (the “Corporation”) a corporation organized and existing under and by virtue of the Delaware General Corporation Law (“DGCL”) does hereby certify:

FIRST:                                That the Board of Directors of the Corporation, by the unanimous written consent of its Directors, filed with the minutes of the Board, adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of the Corporation:

RESOLVED, that the Certificate of Incorporation of this Corporation be amended by changing Article 4 of the Certificate of Incorporation, so that, as amended, said Article shall be and read as follows:

FOURTH

Effective June9, 2008:

Article Fourth of the Corporation’s Articles of Incorporation, which sets forth the number and par value of the Corporation’s authorized capital stock, is to be amended as follows:

The aggregate number of shares that the Corporation shall have the authority to issue is 110,000,000 shares of capital stock, of which 100,000,000 shares are Common Stock, par value $0.001 per share (the “Common Stock”) and 10,000,000 shares are Preferred Stock, par value $0.001 per share (the “Preferred Stock”).

SECOND:                      That in lieu of a meeting and vote of the stockholders of the Corporation, a majority of the holders of the Corporation’s Common Stock have given their written consent to said amendment in accordance with the provisions of Section 228 of the DGCL, and written notice of the adoption of the amendment has been given as provided in Section 228 of the DGCL to every stockholder entitled to such notice.

THIRD:                                That the foregoing amendment of the Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the DGCL.

FOURTH:                      That the capital of said Corporation shall not be reduced under or by reason of said amendment.

FIFTH:                                That other than the matters set forth herein, all of the remaining terms and conditions of the Corporation’s Certificate of Incorporation shall remain in full force and effect.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed on this 16th day of May, 2008.

A.G. Volney Center, Inc.

By: /s/ David F. Stever
David F. Stever
President